Exhibit 10.20

THIS AGREEMENT  (this Agreement) is dated as of June 17, 2008, among Sahara Media, Inc. a Delaware corporation (the “Company”) and  SE, LLC (the “Investor”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue to the Investor securities of the Company as more fully described in this Agreement;

WHEREAS, the Investor has a Promissory Note and Interest outstanding of Four Hundred Sixty Two Thousand Four Hundred Ninety Two Dollars ($462,492) (“Note”), and a Revolving Credit Line of Four Hundred Thousand Thirty Four Thousand One Hundred Thirty Dollars ($434,130) (“Credit Line”), as well as Four Hundred Six Thousand ($406,000) Subscription Liability. The amount of the Note, Interest Due and Credit Line and Subscription Liability is herein referred to as the “Debt”.

WHEREAS, the Company also owes the investor Four Hundred Twenty Seven Thousand Nine Hundred Thirteen ($427,913) for expenses incurred on by Investor on behalf of the Company (the “Expenses”).

WHEREAS, the Investor has agreed to forego payment of the Debt and Expenses in exchange for the Company’s issuing the Investor Thirteen Million Three Hundred Sixty Three Thousand (13,363,390) Shares of the Company’s common stock (the “Shares”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agree as follows:

Section 1                      Issuance of Shares.  In consideration for the Investor’s foregoing the payment of the Debt and the Expenses the Company shall within thirty business days of the date hereof issue the Investor Thirteen Million Three Hundred Sixty Three Thousand Three Hundred Ninety (13,363,390) Shares of the Company’s common stock (the “Shares”).  Within one day of the date hereof the Investor shall deliver to the Company the originally signed promissory note which nevertheless is deemed to be canceled as of the dater hereof.

Section 2                      Satisfaction In consideration for the Company’s issuance of the Shares, the Investor hereby foregoes payment of the Debt and Expenses, which  is hereby deemed paid in full and satisfied and hereby releases the Company from its obligation to pay Investor the Debt and Expenses. .

Section 3                      Authorization of the Company.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement  and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement has been authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith.

Section 4                      Representations and Warranties of the Investor. Investor hereby, for itself and no other person, represents and  warrants as of the date hereof to the Company as follows:

(a) Investor understands that the Shares are restricted securities and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no arrangement or understanding with any other Persons regarding the distribution of such Shares (this representation and warranty not limiting such Investor’s right to sell the Shares pursuant to an effective registration statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such Investor is acquiring the Shares hereunder in the ordinary course of its business.  Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.  As used herein, “Person” shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(b) Purchaser Status.  At the time such Investor was offered the Shares, it was, and at the date hereof it is (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(c) Experience of Investor.  Such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.  Such Investor is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(d) General Solicitation.  Such Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e) Exemption from Registration Such Investor understands that the Shares are being, issued offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that they Company is relying in part upon the truth and accuracy of, and such Investor’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Investor set forth herein in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Shares.

(f) No Governmental Review.  Such Investor understands that no United States, federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(g) Adequacy of Consideration   Investor herby acknowledges that adequacy of the consideration it is receiving pursuant to this Agreement in relation its obligations pursuant to this Agreement.

(h) Transfer Restrictions.   The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement or Rule 144 promulgated under the Securities Act, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.  As a condition of such transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.  The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Shares other than pursuant to an effective registration statement or Rule 144, or in connection with a pledge as contemplated in this Shares, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.  As a condition of such transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.

(i) Legend The Shares will be imprinted so long as is required by this Section  of a legend on any of the Shares in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

Section 5                Release. Investor on behalf of Investor’s agents, heirs and assigns jointly and severally (the “Investor  Releasing Parties”) unconditionally and irrevocably release and forever discharge the Company  and its successors, assigns, shareholders, agents, directors, officers, employees, and attorneys, (collectively, the "Indemnitees") from all Investor Claims, as defined below, and jointly and severally agree to indemnify Indemnitees, and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character in connection with the Investor Claims.  As used in this Agreement, the term "Investor Claims" shall mean any and all possible claims, demands, actions, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating in whole or in part, on or before the date of this Agreement, which the Investor Releasing Parties any of their officers, directors, shareholders agents or employees, may now or hereafter have against the Indemnitees, if any, and irrespective of whether any such Investor Claims arise out of contract, tort, violation of laws, or regulations.  Notwithstanding the foregoing, this release shall not release any obligation of the Company created by this Agreement.

MISCELLANEOUS

Section 6                Entire Agreement.  This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 7                Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (Eastern Time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (Eastern Time) on any Business Day, (c) the 2nd Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto until changed by notice given in accordance with this Section.  As used herein, “Business Day” shall mean any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

Section 8                Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investor or, in the case of a waiver against any other party, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

Section 9                Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 10             Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The parties may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party.

Section 11             No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except as otherwise set forth herein.

Section 12            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement or the transaction contemplated thereby shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of choice of law and conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any this Agreement, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding has been commenced in an improper or inconvenient venue for such proceeding.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence an action or proceeding to enforce any provisions of this Agreement  then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Section 13              Survival.  The representations, warranties, agreements and covenants contained herein shall survive the delivery of the Shares.

Section 14              Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by electronic or facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

Section 15             Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

Section 16             Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the  Investor and the Company will be entitled to specific performance under this Agreement.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

Section 17             Payment Set Aside.  To the extent that the Company makes a payment or payments to the Investor pursuant to this Agreement or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

Section 18             Construction.  The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the this Agreement or any amendments hereto.

The parties hereto have executed this Agreement as of the date and year first above written

SAHARA MEDIA INC.

By:	/s/ Philmore Anderson IV

INVESTOR

SE, LLC
By: /s/ Philmore Anderson IV

ALL INVESTORS  MUST INITIAL ONE OR MORE OF THE FOLLOWING:

1.           I certify that I am an accredited investor because (i) I had individual income (exclusive of any attributable to my spouse) or more than $200,000 in each of the most recent two years and I reasonably expect to have an individual income in excess of $200,000 for the current year, or (ii) I, together with my spouse, had joint income in excess of $300,000 in each of the two most recent years and reasonably expect to have joint income in excess of $300,000 for the current year.
INITIAL IF APPLICABLE: ________________

2.           I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000.  For purposes of this questionnaire, “net worth” means the excess of total assets at market value, including home and personal property, over total liabilities.
INITIAL IF APPLICABLE: ________________

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Signature of Investor                                                                                                          State of Residency

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Name of Investor (print)                                                                                                     Date

Address:  __________________________________
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